UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 26, 2015

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed, on February 26, 2015, BGC Partners, Inc. (“BGC Partners”) successfully completed its tender offer (the “Offer”) to acquire shares of common stock, par value $0.01 per share (the “Shares”), of GFI Group Inc. (“GFI”) for $6.10 per Share in cash and accepted for payment the Shares tendered to BGC Partners pursuant to the Offer (the “Tendered Shares”). The final number of Tendered Shares is 54,274,212 Shares and BGC Partners paid for the Tendered Shares on March 4, 2015 in the aggregate amount of approximately $331.1 million. The Tendered Shares, together with the approximately 17.1 million Shares already owned by BGC Partners, represent approximately 56% of the outstanding Shares.

In connection with the Offer, on February 26, 2015, the following individuals designated by BGC Partners were appointed to the expanded eight-member board of GFI:

•	Howard Lutnick (age 53), Chairman and Chief Executive Officer of BGC Partners;

•	Shaun Lynn (age 52), President of BGC Partners;

•	Stephen Merkel (age 56), Executive Vice President, General Counsel and Secretary of BGC Partners;

•	William J. Moran (age 73), Former Executive Vice President, JPMorgan Chase & Co.;

•	Peter J. Powers (age 70), President and Chief Executive Officer, Powers Global Strategies LLC; and

•	Michael Snow (age 66), Managing Member and Chief Investment Officer of Snow Fund One, LLC

Messrs. Moran, Powers and Snow are independent directors and will serve on the audit committee of GFI.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Any financial statements required by this Item 9.01(a) will be filed as an amendment to this Current Report on Form 8-K within the time period required by Form 8-K.

(b)	Pro Forma Financial Information.

Any pro forma financial information required by this Item 9.01(b) will be filed as an amendment to this Current Report on Form 8-K within the time period required by Form 8-K.

Discussion of Forward-Looking Statements by BGC Partners

Statements in this Report regarding BGC Partners that are not historical facts are “forward looking statements” that involve risks and uncertainties. Except as required by law, BGC Partners undertakes no obligation to release any revisions to any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results or events to differ from those contained in the forward-looking statements, see BGC Partners’ Securities and Exchange Commission filings, including, but not limited to, the risk factors set forth in its public filings, including its most recent Form 10-K and any updates to such risk factors contained in subsequent Form 10-Q or Form 8-K filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: March 4, 2015

	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated March 4, 2015, regarding the successful completion of the tender offer to acquire shares of GFI Group Inc. for $6.10 per share.]